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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2002
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                       MOUNTAINBANK FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


      NORTH CAROLINA                   000-32547                 56-2237240
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(State or other jurisdiction         (Commission                (IRS Employer
of incorporation)                     File Number)           Identification No.)

     201 Wren Drive
     Hendersonville, North Carolina                           28792
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code: (828) 693-7376
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Item 2. Acquisition or Disposition of Assets.

        On July 23, 2002, Registrant and TrustCo Holding, Inc. ("TrustCo") jointly announced that they have entered into a definitive agreement to merge.

        TrustCo is headquartered in Greenville, SC, and is the parent company of Trust Company of the South, a state-chartered trust company, and Asset Management of the South, a registered investment advisor. Registrant is headquartered in Hendersonville, NC, and is the parent company of MountainBank, a state-chartered bank which currently operates 16 banking offices in nine western North Carolina counties and a mortgage subsidiary headquartered in Greenwood, SC.

        Registrant previously announced that it also has entered into definitive agreements to merge with Cardinal BankShares Corporation, a bank holding company headquartered in Floyd, VA, and CNB Holdings, Inc., a bank holding company headquartered in Pulaski, VA.

        A copy of Registrant's and TrustCo's joint press release is attached as an exhibit to this Report.

Item 7. Financial Statements and Exhibits.

(c)     Exhibits.   The following exhibit is being filed with this Report:


Exhibit No.                       Exhibit Description
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    99              Copy of joint press release dated July 23, 2002







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MOUNTAINBANK FINANCIAL CORPORATION
                                                  (Registrant)




Date:  July 23, 2002                    By: /s/ Gregory L. Gibson
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                                                Gregory L. Gibson
                                                Chief Financial Officer


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